1
Morgan Stanley
Energy Conference
July 8, 2009

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the
Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC’s guidelines strictly prohibit the Company from including in filings with the
SEC. Investors are urged to consider closely the disclosure in the Company’s 2008 Form 10-K.

Forward-Looking Statements

Helix Profile

The Helix Mission
Helix Energy Solutions Group provides life-of-field services and development solutions to offshore energy producers worldwide. Helix actively reduces finding and development costs through a unique mix of offshore production assets, service methodologies, and highly skilled personnel.

Deepwater
Well Intervention
Q4000
Seawell
Well Enhancer (2009)
Mobile SILs
Helix Oil & Gas / ERT
GOM shelf and deepwater
PV-10 $1.9 billion @
12/31/2008
Proved reserves = 665 bcfe
(12/31/2008)
2009 projected production
45 - 55 bcfe
Helix Business Segments

The Helix Fleet

MSV DP2 Well Enhancer
Well Intervention Fleet
MSV DP2 Seawell
Helix provides well operation and decommissioning services with the
Q4000 and Seawell well intervention vessels, with the Well Enhancer joining the fleet in 2009.

DP Reel Lay Vessel
Express
DP S-Lay Vessel
Caesar (Q4 2009)
Subsea Construction Vessels
DP Reel Lay Vessel
Intrepid
Caesar’s onboard pipe welding and testing
capability allows the vessel to lay pipeline with out
the need for a spoolbase.
Helix’s pipelay and subsea construction vessel has
established an extensive track record of field
installation projects around the world.
Intrepid has the flexibility to be deployed as a
pipelay, installation or saturation diving vessel.

Helix ROV Systems
Helix is an industry leading provider of ROV and subsea trenching services to deepwater operators worldwide.
The Helix ROV fleet
consists of 39 vehicles,
covering the spectrum of
deepwater construction
services.
The 600 hp Supertrencher II
system is designed to
operate at water depths in
excess of 6,500 feet.
The I-Trencher system can be
used in various jetting and
cutting operating modes, in
shallow and deepwater.

Island Pioneer
Olympic Triton
Olympic Canyon
Seacor Canyon
Northern Canyon
ROV / Construction Support Vessel Fleet
Chartered support vessels allows Helix to adjust the size and capability of its fleet to cost-effectively meet industry demands.
REM Forza

Helix Producer I
Helix Producer I is a floating production facility designed to serve small deepwater fields over the life of the property, such as Helix’s Phoenix field in the Gulf of Mexico. The dynamically-positioned vessel can produce up to a maximum of 45,000 BOPD and 72 MMCFD via a
disconnectable transfer buoy system.

Helix Oil & Gas

Producing Field
Non Producing Field
Prospect
Gunnison
Bushwood
Phoenix
ERT Deepwater Portfolio
Interests in 44 Deepwater Blocks -12 Developed, 32 Undeveloped
2.7 Net TCFE Un-Risked Reserve Potential, 1.0 TCFE Risked
Internal Prospect Generation via Large, In-House 3-D Seismic Library Large,
 Recent Long Offset 3-D Seismic Database,+1,500 Blocks
Experienced Exploration/Drilling/Operations Team - 25+ years avg.

O&G - 2008 Reserve Report Highlights

O&G - 2009 Deepwater Capital Projects
Phoenix Field

• Good Contracting Services visibility in 1H 2009
 • 2009 backlog of $360 million
 • Expect 2H 2009 to soften
• Capital expenditures of approximately $360 million
 • $200 million relates to completion of three major
 vessel projects (Well Enhancer, Caesar and Helix
 Producer I)
 • $60 million relates to development of Danny
 and Phoenix oil fields
 • Most of remaining CAPEX is maintenance
• Significant improvement in liquidity and debt levels
 (see slide 20)
2009 Outlook

2009 Outlook (continued)

2010 Preview

Liquidity and
Capital
Resources

Significant Balance Sheet Improvements
* estimated
Debt
Liquidity

• Company is focused on efforts to monetize non-core assets and businesses
 • Oil and gas assets
 • Bass Lite sale December 08 & January 09 ($49 million)
 • EC 316 sale in February 09 ($18 million)
 • Production facilities
 • Cal Dive (approximate 26% owned subsidiary)
 • Sold 15.2 million shares of CDI common stock to Cal Dive for proceeds of $100 million in January and June 2009
 • Sold 22.6 million CDI shares in secondary offering for proceeds of
 ≈ $182 million in June 2009
•  Sold Helix RDS in April 2009 for $25 million
• Approximately 80% of total 2009 oil and gas production hedged
Liquidity and Capital Resources
 Monetization of some or all remaining non-core assets would further accelerate debt reduction and increase liquidity

Company is in compliance as of 3/31/2009, and forecasts
 continuing compliance throughout 2009
Liquidity and Capital Resources
Covenant	Test	Explanation
Collateral Coverage Ratio	> 1.75 : 1	Basket of collateral to Senior Secured Debt
Fixed Charge Coverage Ratio	> 2.75 : 1	Consolidated EBITDA (incl. Cal Dive %) to consolidated interest charges
Consolidated Leverage Ratio	< 3.5 : 1	Consolidated EBITDA (incl. Cal Dive %) to consolidated debt
Key Credit Facility Covenants

Liquidity and Capital Resources
Credit Facilities, Commitments and Amortization
 – $420 Million Revolving Credit Facility - committed facility through June 2011. No required amortization. Fully paid down as of 6/30/2009.
 – $418 Million Term Loan B - committed facility through June 2013. $4.3 million amortization annually.
 – $550 Million High Yield Notes - Interest only until maturity (2016) or called by Helix.
 First Helix call date is 2012.
 – $300 Million Convertible Notes - Interest only until put by noteholders or called by
 Helix. First put/call date is 2012, although noteholders have the right to convert prior to that date if certain stock price triggers are met ($38.56).
 – $121 Million MARAD - Original 25 year term; matures February 2027. $4.3 million principal payments annually.

Consistent Top Line Growth
($ amounts in millions)
$2,148
$1,767
$1,367
$799
$543
$303
$227
$181
$396
Note: Includes Cal Dive

Earnings Per Share
$1.03
$2.68
$2.85
$3.05
$1.86
*See Non-GAAP reconciliation at www.HelixESG.com

Significant Cash Generation - EBITDAX*
*See Non-GAAP reconciliation at www.HelixESG.com
($ amounts in millions)
$212
$279
$452
$655
$662